Exhibit 4.1

S H A R E S CF COMMON STOCK COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS CONFORMIS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 20717E 10 1 THIS CERTIFIES THAT IS THE RECORD HOLDER OF FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.00001 PAR VALUE PER SHARE, OF CONFORMIS, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile signatures of its duly authorized officers. Dated: PRESIDENT TREASURER SECRETARY COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (Brooklyn, NY) TRANSFER AGENT AND REGISTRAR By: AUTHORIZED SIGNATURE

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A COPY OF THE FULL TEXT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DAMAGED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE CORPORATION A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: UNIF GIFT MIN ACT — ......................... Custodian ......................... TEN COM TEN ENT JT TEN — — — as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common (Cust) under Uniform Gifts to Minors (Minor) Act .............................................................. (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE Shares of the common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.